Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of May 1, 2017 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), the other Loan Parties under the Credit Agreement referred to below, each of the Lenders (as hereinafter defined) party hereto and BANK OF AMERICA, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower and the Lenders party hereto are parties to that certain Credit Agreement, dated as of April 25, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of October 26, 2016, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Issuer) (collectively, the “Lenders”), and the Administrative Agent.

B. In connection with the Credit Agreement, the Loan Parties executed various Loan Documents to guaranty and/or secure the obligations of the Borrower under the Credit Agreement.

C. The Borrower has requested that the Lenders party hereto agree to amend the Credit Agreement subject to, and in accordance with, the terms and conditions set forth herein.

D. The Lenders party hereto are willing to agree to enter into this Second Amendment, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, each of the other Loan Parties and each of the Lenders party hereto agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Second Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this Second Amendment.

2. Amendments to Credit Agreement.

(a)	The following new definition is hereby added to Section 1.01 of the Credit Agreement, inserted in proper alphabetical order:

““Second Amendment Effective Date” shall mean the “Effective Date” as defined in that certain Second Amendment to Credit Agreement, dated as of May 1, 2017, among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party thereto.”

(b)	The definition of “Debt Rating” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(c)	The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows (for the avoidance of doubt, without affecting the paragraph following such clause (b)):

“and (b) in respect of the Term B Facility, 1.25% per annum for Base Rate Loans and 2.25% per annum for Eurodollar Rate Loans.

(d)	The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) the Eurodollar Rate plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.”

(e)	The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (c) thereof as follows (for the avoidance of doubt, without affecting the paragraph following such clause (c)):

“when used in connection with the Revolving Facility, the Term A Facility or the Term B Facility, if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement;”

(f)	Section 2.04(a) of the Credit Agreement is hereby amended by amending and restating the penultimate sentence thereof as follows:

“Notwithstanding anything to the contrary contained herein, any prepayment of the Term B Facility made after the Second Amendment Effective Date but on or prior to the six (6) month anniversary of the Second Amendment Effective Date in connection with a Repricing Event shall be accompanied by the payment of the fee described in Section 2.08(c).”

(g)	Section 2.04(b)(iv) of the Credit Agreement is hereby amended by amending and restating the last sentence thereof as follows:

“Any prepayment of the Term B Facility after the Second Amendment Effective Date and on or prior to the six (6) month anniversary of the Second Amendment Effective Date pursuant to Section 2.04(b)(ii) in connection with a Repricing Event described in clause (i) of the definition thereof shall be accompanied by the payment of the fee described in Section 2.08(c).”

(h)	Section 2.08(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Repricing Fee. If a Repricing Event is consummated after the Second Amendment Effective Date and on or prior to the six (6) month anniversary of the Second Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of (i) each Term B Lender with Term B Loans that are repaid and (ii) each Term B Lender that withholds its consent to such Repricing Event and is replaced or terminated as a Term B Lender under Section 11.13, a fee in an amount equal to 1.00% of (x) in the case of a Repricing Event described in clause (i) of the definition thereof, the aggregate principal amount of all Term B Loans of such Term B Lender that are prepaid in connection with such Repricing Event and (y) in the case of a Repricing Event described in clause (ii) of the definition thereof, the aggregate principal amount of all Term B Loans of such Term B Lender that are so assigned or terminated and repaid under Section 11.13. Such fees shall be earned, due and payable upon the date of the effectiveness of such Repricing Event.”

(i)	Clause (ii) of the proviso to the first paragraph of Section 11.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances of the applicable Class(es), accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents with respect to such Class(es) (including any amounts under Section 3.05 and, in the case of a Repricing Event described in clause (ii) of the definition thereof after the Second Amendment Effective Date and on or prior to the six (6) month anniversary of the Second Amendment Effective Date, the fee described in Section 2.08(c)) from (x) in the case of an assignment, the assignee (to the extent of such outstanding principal and accrued interest and fees (other than fees payable due to the occurrence of a Repricing Event)) or the Borrower (in the case of all other amounts (including fees payable due to the occurrence of a Repricing Event)) and (y) in the case of a termination and repayment, the Borrower;”

3. Representations and Warranties. To induce the Lenders party hereto to agree to this Second Amendment, the Borrower and each of the other Loan Parties represent to the Lenders and the Administrative Agent that as of the date hereof and as of the Effective Date:

(a) the Borrower and each of the other Loan Parties have all requisite power and authority to enter into, execute and deliver this Second Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Second Amendment;

(b) the execution and delivery of this Second Amendment and the performance of the obligations of the Borrower and each of the other Loan Parties under or in respect of this Second Amendment have been duly authorized by all necessary corporate or other organizational action on the part of the Borrower and each of the other Loan Parties;

(c) the execution and delivery of this Second Amendment and the performance of the obligations of such Loan Party under or in respect of this Second Amendment do not and will not (i) require any consent or approval not heretofore obtained of any member, partner, director, stockholder, security holder or creditor of such Loan Party; (ii) violate or conflict with any provision of such party’s charter, articles of incorporation, operating agreement, partnership agreement or bylaws, as applicable; (iii) violate or conflict with any provision of the indentures governing the public Indebtedness of the Borrower and the Restricted Subsidiaries, except to the extent that such violation or conflict could not reasonably be expected to have a Material Adverse Effect; (iv) result in or require the creation or imposition of any Lien upon or with respect to any Property of the Borrower, and the Restricted Subsidiaries, other than Liens permitted by Section 8.03 of the Credit Agreement; or violate any Requirement of Law applicable to such Party, except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect;

(d) this Second Amendment has been duly and validly executed and delivered by the Borrower and each of the other Loan Parties and constitutes a legal, valid and binding obligation of the Borrower and each of the other Loan Parties, enforceable against the Borrower and each of the other Loan Parties in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion;

(e) after giving effect to this Second Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Second Amendment or the performance by the Borrower and the other Loan Parties of their obligations hereunder that would constitute a Default or an Event of Default; and

(f) each of the representations and warranties made by such Loan Party in or pursuant to Article V of the Credit Agreement, as amended hereby, is true and correct in all material respects on and as of the Effective Date as if made on and as of such date; provided, that, to the extent that such representations or warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

4. Effectiveness of this Second Amendment. This Second Amendment shall be effective only if and when:

(a) the Borrower, the other Loan Parties, and each Lender who has consented hereto have delivered their fully executed signature pages hereto to the Administrative Agent;

(b) each of the representations and warranties contained in Section 3 of this Second Amendment shall be true and correct in all material respects;

(c) at such time that this Second Amendment becomes effective, all Term B Loans are held by Term B Lenders who have consented to this Second Amendment with respect to their entire respective Term B Loans at such time;

(d) the Borrower shall have paid all fees and expenses owed to the Administrative Agent, the BofA Arranger (as defined below) and the Lenders accrued through and including the Effective Date to such Administrative Agent, BofA Arranger and Lenders; and

(e) unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least three Business Days prior to the Effective Date.

This Second Amendment shall be effective on the date (the “Effective Date”) on which all of the foregoing conditions are satisfied.

5. Acknowledgments. By executing this Second Amendment, each of the Loan Parties (a) consents to this Second Amendment and the performance by the Borrower and each of the other Loan Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Second Amendment, the obligations of each of the Loan Parties under the Guaranty, the Pledge Agreement, the Security Agreement and each of the other Loan Documents to which such Loan Party is a party are not impaired or affected and the Guaranty, the Pledge Agreement, the Security Agreement and each such Loan Document continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, the Guaranty, the Pledge Agreement, the Security Agreement and each other Loan Document with respect to all of the Obligations as amended hereby.

6. Miscellaneous.

(a) THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN ANY LOAN DOCUMENT WHICH EXPRESSLY STATES THAT IT SHALL BE GOVERNED BY THE LAW OF ANOTHER JURISDICTION) AND ANY CLAIMS,

CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL EACH BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) This Second Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Second Amendment, when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed signature page to this Second Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Second Amendment.

(c) The Borrower has appointed each of Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Second Amendment, collectively with Bank of America, N.A., the “BofA Arranger”), JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Fifth Third Bank, Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation and SunTrust Robinson Humphrey, Inc. to act as joint lead arrangers and joint bookrunners for this Second Amendment (in such capacity, the “Second Amendment Arrangers”), JPMorgan Chase Bank, N.A. to act as syndication agent for this Second Amendment (in such capacity, the “Second Amendment Syndication Agent”), and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Citizens Bank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Fifth Third Bank, Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation, SunTrust Bank and The Bank of Nova Scotia to act as co-documentation agents for this Second Amendment (in such capacity, the “Second Amendment Co-Documentation Agents”). Each Second Amendment Arranger, the Second Amendment Syndication Agent and each Second Amendment Co-Documentation Agent shall in such capacity, as applicable, be entitled to all of the rights, protections and immunities of an “Arranger” under the Credit Agreement; provided, that in no event will the Second Amendment Arrangers, the Second Amendment Syndication Agent and the Second Amendment Co-Documentation Agents (other than the BofA Arranger) be entitled to any fees and expenses, and in no event will the Borrower be obligated to pay any fees and expenses to any of the Second Amendment Arrangers, the Second Amendment Syndication Agent and the Second Amendment Co-Documentation Agents (other than the BofA Arranger), in connection with their roles as Second Amendment Arrangers, Second Amendment Syndication Agent and Second Amendment Co-Documentation Agents, as applicable.

(d) Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the

“Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Second Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Sections 11.14(b), 11.14(c), 11.14(d) and 11.15 of the Credit Agreement shall apply to this Second Amendment as if expressly set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

Borrower:

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

By:	/s/ Andy H. Chien
Name:	Andy H. Chien
Title:	Chief Financial Officer and Treasurer

Other Loan Parties:

MGP LESSOR, LLC MGP LESSOR HOLDINGS, LLC MGP FINANCE CO-ISSUER, INC.

By:	/s/ Andy H. Chien
Name:	Andy H. Chien
Title:	Chief Financial Officer and Treasurer

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Darleen R. Digrazia
Name:	Darleen R. Digrazia
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Brian D. Corum
Name:	Brian D. Corum
Title:	Managing Director

[Signature Page to Second Amendment]